UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016

Starbucks Corporation

(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South,

Seattle, Washington 98134

(Address of principal executive offices) (Zip Code)

(206) 447-1575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2016, Starbucks Corporation (the “Company” or “Starbucks”) announced the appointment of Kevin R. Johnson, currently president and chief operating officer of Starbucks, as president and chief executive officer of the Company and Howard Schultz, currently chairman and ceo of Starbucks, as executive chairman, such appointments to be effective April 3, 2017.

In his new role as executive chairman, Mr. Schultz will shift his focus to innovation, design and development of Starbucks Reserve® Roasteries around the world, expansion of the Starbucks Reserve® retail store format and the Company’s social impact initiatives. Mr. Schultz will continue to serve as chairman of the Company’s Board of Directors in this new role.

Mr. Johnson, 56, has served as president and chief operating officer of the Company since March 2015. He served as Chief Executive Officer of Juniper Networks, Inc., a leading provider of high-performance networking products and services, from September 2008 to December 2013. He also served on the Board of Directors of Juniper Networks from September 2008 through February 2014. Prior to joining Juniper Networks, Mr. Johnson served as President, Platforms and Services Division for Microsoft Corporation, a worldwide provider of software, services and solutions. Mr. Johnson was a member of Microsoft’s Senior Leadership Team and held a number of senior executive positions over the course of his 16 years at Microsoft. Prior to joining Microsoft in 1992, Mr. Johnson worked in International Business Machine Corp.’s systems integration and consulting business. Mr. Johnson will remain a member of the Starbucks Board of Directors, which he joined in March 2009.

Mr. Johnson’s compensation in connection with his role as president and chief executive officer has not yet been determined. There is no arrangement or understanding between Mr. Johnson or any other person pursuant to which Mr. Johnson was selected as an officer or director. There are no family relationships among any of our directors or executive officers. Mr. Johnson has not had an interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release relating to the announcement described in Item 5.02, dated December 1, 2016, is furnished as Exhibit 99.1 to this Form 8-K.

Starbucks will hold a conference call hosted by Mr. Schultz and Mr. Johnson on Thursday, December 1, 2016, at 1:30 p.m. Pacific Time. The conference call will be webcast and can be accessed on the Company’s website: http://investor.starbucks.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release dated December 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: December 1, 2016	By:	/s/ Lucy Lee Helm
	Name:	Lucy Lee Helm
	Title:	executive vice president, general counsel and secretary

EXHIBIT INDEX

Index Number	Description

99.1	Press Release dated December 1, 2016